Exhibit 99.1

FOR IMMEDIATE RELEASE

WESTLAKE CHEMICAL ANNOUNCES EXCHANGE OFFERS AND CONSENT SOLICITATIONS

FOR CERTAIN AXIALL NOTES

HOUSTON, TX (August 8, 2016) – Westlake Chemical Corporation (NYSE: WLK) (“Westlake” or the “Company”) today announced that it has commenced, subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement dated August 8, 2016 (the “Offering Memorandum and Consent Solicitation Statement”), an:

•	offer to exchange (the “2021 Notes Exchange Offer”) any and all 4.625% Senior Notes due February 15, 2021 (the “Existing Axiall 2021 Notes”) issued by Eagle Spinco Inc., a wholly-owned subsidiary of Axiall Corporation (together, “Axiall”), for new 4.625% Senior Notes due February 15, 2021 (the “New Westlake 2021 Notes”) issued by Westlake; and

•	offer to exchange (the “2023 Notes Exchange Offer” and, together with the 2021 Notes Exchange Offer, the “Exchange Offers”) any and all 4.875% Senior Notes due May 15, 2023 (the “Existing Axiall 2023 Notes” and, together with the Existing Axiall 2021 Notes, the “Existing Axiall Notes”) issued by Axiall Corporation for new 4.875% Senior Notes due May 15, 2023 (the “New Westlake 2023 Notes” and, together with the New Westlake 2021 Notes, the “New Westlake Notes”) issued by Westlake.

The following table sets forth the Exchange Consideration, Early Participation Premium and Total Consideration for each series of Existing Axiall Notes:

Aggregate Principal Amount Outstanding(1)	Series of Axiall Notes to be Exchanged	CUSIP No.	Series of New Westlake Notes to be Issued	Exchange Consideration(2)(3)		Early Participation Premium (2)(3)	Total Consideration(2)(3)(4)
				New Westlake Notes (principal amount)	Cash	New Westlake Notes (principal amount)	New Westlake Notes (principal amount)	Cash
$688,000,000	4.625% Senior Notes due February 15, 2021	269871AB5	4.625% Senior Notes due February 15, 2021	$970	$2.50	$30	$1,000	$2.50
$450,000,000	4.875% Senior Notes due May 15, 2023	05463DAA8	4.875% Senior Notes due May 15, 2023	$970	$2.50	$30	$1,000	$2.50

(1)	As of the date hereof, none of the Existing Axiall Notes are known by us to be held by Westlake, Axiall or affiliates thereof.
(2)	Consideration per $1,000 principal amount of a series of Existing Axiall Notes validly tendered and accepted, subject to any rounding as described herein.
(3)	The term “New Westlake Notes” in this column refers, in each case, to the series of New Westlake Notes corresponding to the series of Existing Axiall Notes of like tenor and coupon.
(4)	Includes the Early Participation Premium for Existing Axiall Notes validly tendered prior to the Early Participation Date described below and not validly withdrawn.

In conjunction with the Exchange Offers, Axiall is soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to the indentures (each, an “Existing Axiall Indenture” and, collectively, the “Existing Axiall Indentures”) under which the Existing Axiall Notes were issued that would, among other things, eliminate certain of the covenants, restrictive provisions and events of default relating to Axiall and its restricted subsidiaries in the Existing Axiall Indentures. Even if the holders of at least a majority of the Existing Axiall Notes do not consent to the proposed amendments to the related Existing Axiall Indenture, the Existing Axiall Indentures include provisions automatically terminating many of the restrictive covenants upon the receipt of an investment grade rating from both Moody’s Investor Services, Inc. and Standard & Poor Financial Services LLC with respect to the Existing Axiall Notes.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders (“eligible holders”) of the Existing Axiall Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person” and outside the United States within the meaning of Regulation S under the Securities Act. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement and related letter of transmittal, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 924-2200 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: http://gbsc-usa.com/eligibility/Westlake.

The consummation of the Exchange Offers and Consent Solicitations are subject to the satisfaction of certain conditions set forth in the Offering Memorandum and Consent Solicitation Statement including, among other things, (i) the consummation of the previously announced proposed merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 10, 2016, by and among Axiall Corporation, Westlake and Lagoon Merger Sub, Inc., a wholly-owned subsidiary of Westlake, with Axiall Corporation surviving the Merger as a wholly-owned subsidiary of Westlake, (ii) the completion of certain financing transactions and the establishment of a credit facility as described in the Offering Memorandum and Consent Solicitation Statement and (iii) the receipt of valid consents to the proposed amendments to the Existing Axiall Indentures from the holders of at least a majority of the outstanding aggregate principal amount of each series of Existing Axiall Notes. Each of Westlake’s and Axiall Corporation’s obligation to consummate the Merger is subject to a number of conditions specified in the Merger Agreement, including, among others, adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of Axiall Corporation common stock and the receipt of certain required regulatory approvals. The consummation of the Merger is not subject to a financing condition. The Merger is not conditioned on the consummation of the Exchange Offers and Consent Solicitations.

Holders who validly tender their Existing Axiall Notes prior to 5:00 p.m., New York City time, on August 19, 2016, unless extended (such date and time, as they may be extended with respect to either exchange offer, the “Early Participation Date”), will be eligible to receive the applicable total consideration set forth in the table above (the “Total Consideration”), which includes the applicable early participation premium set forth in such table (the “Early Participation Premium”), for all such Existing Axiall Notes that are accepted on the Early Participation Date. For each $1,000 principal amount of a series of Existing Axiall Notes validly tendered after the Early Participation Date but prior to 11:59 p.m., New York City time, on September 2, 2016, unless extended (such date and time, as they may be extended with respect to either exchange offer, the “Expiration Date”), holders of Existing Axiall Notes will not be eligible to receive the applicable Early Participation Premium and, accordingly, will only be eligible to receive the applicable exchange consideration set forth in the table above (the “Exchange Consideration”). Tenders of a series of Existing Axiall Notes may be withdrawn at any time prior to the effectiveness of the supplemental indenture to the Existing Axiall Indenture for such series implementing the applicable proposed amendments, but thereafter such tenders will be irrevocable (the “Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal rights may be required by law or if such Withdrawal Deadline is otherwise extended by Westlake. Westlake plans to issue the New Westlake Notes promptly on or about the second business day following the Expiration Date.

Eligible holders of Existing Axiall Notes who desire to tender their Existing Axiall Notes will be deemed to consent to the proposed amendments and may not deliver consents to the proposed amendments without tendering their related Existing Axiall Notes. If an eligible holder tenders Existing Axiall Notes in an Exchange Offer, such holder will be deemed to consent, with respect to the principal amount of such tendered Existing Axiall Notes, to the amendment of the corresponding Existing Axiall Indenture for that series.

The New Westlake Notes have not been registered under the Securities Act or any state or foreign securities laws. Westlake has agreed to use commercially reasonable efforts to file an exchange offer registration statement to register the New Westlake Notes for a new issue of substantially identical debt securities registered under the Securities Act within 365 days after the settlement of the Exchange Offers. Westlake has also agreed to use commercially reasonable efforts to file a shelf registration statement to cover resales of the New Westlake Notes under certain circumstances. The New Westlake Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and related letter of transmittal.

About Westlake

Westlake Chemical Corporation is an international manufacturer and supplier of petrochemicals, polymers and building products with headquarters in Houston, Texas. Westlake’s range of products includes: ethylene, polyethylene, styrene, propylene, caustic, VCM, PVC suspension and specialty resins and PVC building products including pipe and specialty components, windows, fence, deck and film.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake Chemical Corporation’s (“Westlake”) proposed transaction to acquire Axiall Corporation (“Axiall”) (including financing of the proposed transaction and the benefits, results, effects and timing thereof), all statements regarding Westlake’s and Axiall’s (and Westlake’s and Axiall’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, estimated synergies from the proposed transaction and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake and Axiall (and the combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake or Axiall based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s and/or Axiall’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake and/or Axiall are unable to predict or control, that may cause Westlake’s and/or Axiall’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s and/or Axiall’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed business combination transaction include, but are not limited to: (i) the ultimate outcome of the proposed transaction between Westlake and Axiall and the potential negative impact on Westlake’s share price and future business and financial results if the transaction is not consummated, (ii) the ultimate outcome and results of integrating the operations of Westlake and Axiall if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, including any necessary stockholder approvals, (iv) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction, (v) competitive responses to the announcement or completion of the proposed transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (vi) the inability to obtain, or delays in obtaining, cost savings and synergies from the proposed transaction, (vii) uncertainties as to whether the completion of the proposed transaction will have the accretive effect on Westlake’s earnings or cash flows that are expected, (viii) unexpected costs, liabilities, charges or expenses resulting from the proposed transaction, (ix) litigation relating to the proposed transaction, (x) the inability to retain key personnel, (xi) potential adverse effects on Westlake’s ability to operate Westlake’s business due to the increase in Westlake’s overall debt level contemplated by the proposed transaction, (xii) potential diminished productivity due to the impact of the potential transaction on Westlake’s and/or Axiall’s current and prospective employees, key management, customers, suppliers and business partner and (xiii) any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Westlake’s and/or Axiall’s plans, results or stock price are set forth in Westlake’s and Axiall’s respective Annual Reports on Form 10-K and reports on Forms 10-Q and 8-K.

Many of these factors are beyond Westlake’s and/or Axiall’s control. Westlake and Axiall caution investors that any forward-looking statements made by Westlake and/or Axiall are not guarantees of future performance. Westlake and Axiall do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Westlake Media and Investor Contact:

Steve Bender

Westlake Chemical Corp.

713.960.9111

sbender@westlake.com